UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 14, 2010

KH FUNDING COMPANY
(Exact name of registrant as specified in its charter)

Maryland	333-106501	52-1886133
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

10801 Lockwood Drive, Suite 370, Silver Spring, Maryland 20901
(Address of principal executive offices) (Zip Code)

(301) 592-8100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

Wells Fargo Bank, National Association, the trustee for the Series 3 Senior Secured Investment Debt Securities (the “Series 3 Notes”) issued by KH Funding Company (the “Company”) under its Indenture dated August 2, 2004, as amended and supplemented to date, mailed, on its own behalf, a notice dated September 14, 2010 (the “Notice”) to all holders of the Series 3 Notes.  A copy of the Notice is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits furnished with this report are listed in the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KH FUNDING COMPANY

Dated: September 17, 2010	By:	/s/ Robert L. Harris
Robert L. Harris
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice dated September 14, 2010 from Wells Fargo Bank, National Association to holders of Series 3 Notes (filed herewith)